Exhibit 10.1

Execution Version

THIRD JOINDER AGREEMENT

THIRD JOINDER AGREEMENT, dated as of September 3, 2019 (this “Joinder Agreement”), by and among the Third Incremental Term Loan Lender (as defined below), the Borrower (as defined below), the Guarantors party hereto, and Wells Fargo Bank, National Association (“Wells Fargo”) as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 6, 2016 (as amended by that certain Joinder Agreement, dated as of September 6, 2017, and that certain First Amendment and Second Joinder Agreement, dated as of December 28, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement), among PRA Health Sciences, Inc. (“Holdings”), Pharmaceutical Research Associates, Inc. (the “Borrower”), the lenders, other financial institutions or entities from time to time party thereto and Wells Fargo, as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Term Loan Commitments by, among other things, entering into one or more Joinder Agreements with New Term Loan Lenders;

WHEREAS, pursuant to Section 2.14(a) of the Credit Agreement, the Borrower has requested that PNC Bank, National Association (the “Third Incremental Term Loan Lender”) provide New Term Loan Commitments (the “Third Incremental Term Loan Commitments”) and make New Term Loans pursuant thereto (the “Third Incremental Term Loans” and, together with the Third Incremental Term Loan Commitments, the “Third Incremental Term Loan Facility”) in the form of an increase in the Initial Term Loans, in an aggregate principal amount of $300,000,000; and

WHEREAS, the Borrower intends to use the proceeds of the Third Incremental Term Loans to repurchase certain equity interests of Holdings on or after the Effective Date (as defined below) (the “Share Repurchase”);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

On the terms and subject to the conditions set forth in Section 6 below, the Third Incremental Term Loan Lender hereby agrees to provide the Third Incremental Term Loan Commitments and fund the Third Incremental Term Loans, in each case, on the Effective Date in the aggregate principal amount of $300,000,000.

The Third Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Term Loan Lender.

Subject to Section 6 hereof, the Third Incremental Term Loan Lender hereby agrees that it will provide the Third Incremental Term Loan Commitments and fund the Third Incremental Term Loans on the following terms and conditions:

1.	Terms Generally. The Third Incremental Term Loans shall constitute an increase to the Initial Term Loans outstanding under the Credit Agreement immediately prior to the Effective Date. For all purposes under the Credit Agreement and the other Credit Documents, the Third Incremental Term Loans shall have the same terms (including, for the avoidance of doubt, with respect to Applicable Margin, scheduled payments of principal and mandatory and voluntary prepayments) as, be fungible with and be part of the same Series as the Initial Term Loans.

2.	Initial Drawing and Mandatory Termination of Commitments. The Third Incremental Term Loans shall be funded in Dollars and shall be made in a single drawing on the Effective Date. The Third Incremental Term Loan Commitments shall terminate at 5:00 p.m. (New York City time) on the Effective Date.

3.	Amendments to Credit Agreement. Pursuant to Section 2.14(f) of the Credit Agreement, the Borrower and the Administrative Agent hereby agree that, effective as of the Effective Date, Section 2.5 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

Term Loan Repayment Date	Term Loan Repayment Amount
September 30, 2019	$6,443,502.88
December 31, 2019	$6,443,502.88
March 31, 2020	$6,443,502.88
June 30, 2020	$6,443,502.88
September 30, 2020	$6,443,502.88
December 31, 2020	$6,443,502.88
March 31, 2021	$6,443,502.88
June 30, 2021	$6,443,502.88
September 30, 2021	$6,443,502.88
Initial Term Loan Maturity Date	Remaining outstanding amounts

4.	Notice of New Term Loan Commitments. This Joinder Agreement represents a written notice in accordance with Section 2.14(a) by the Borrower to the Administrative Agent of its election to request the establishment of New Term Loan Commitments in the amount and subject to the terms set forth herein.

5.	Conditions to Effectiveness of this Joinder Agreement. This Joinder Agreement, and the obligation of the Third Incremental Term Loan Lender to make its Third Incremental Term Loan Commitments and to fund its Third Incremental Term Loans hereunder, will become effective on the first date (the “Effective Date”) on which each of the following conditions is satisfied:

(a)	The Administrative Agent shall have received a counterpart of this Joinder Agreement, executed and delivered by a duly Authorized Officer of the Borrower, Holdings, the other Guarantors and the Third Incremental Term Loan Lender.

(b)	The Administrative Agent (or its counsel) shall have received the executed legal opinions, in customary form, of (i) Simpson Thacher & Bartlett LLP, special New York, Delaware and California counsel to the Credit Parties and (ii) McGuireWoods LLP, special Virginia counsel to the Credit Parties. Holdings and the Borrower hereby instruct and agree to instruct the other Credit Parties to have such counsel deliver such legal opinions.

(c)	The Administrative Agent shall have received each of the following, each properly executed by an authorized officer of the applicable signing Credit Party, dated as of the Effective Date:

(i)	a certificate of each Credit Party with appropriate insertions, executed by two Authorized Officers (which for this purpose may include one of the Secretary or Assistant Secretary) of each such Credit Party and, other to the extent set forth below, attaching the following documents:

(A)	a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, general partner or other managers of each Credit Party (or a duly authorized committee thereof) authorizing, among other matters, (A) the execution, delivery and performance of this Joinder Agreement and the other documents required to be delivered hereunder and (B) in the case of the Borrower, the extensions of credit contemplated hereunder;

(B)	the Certificate or Articles of Incorporation and By-Laws, Certificate of Formation and Operating Agreement, Certificate of Limited Partnership and Partnership Agreement or other comparable organizational documents, as applicable, of each Credit Party (provided that, in lieu of attaching such organizational documents, such certificate may include a representation that such organizational documents have not been amended since the First Amendment Effective Date);

(C)	a short-form certificate of good standing from the applicable secretary of state of the state of incorporation or formation of each Credit Party; and

(D)	the signatures and incumbency certificates of the Authorized Officers of each Credit Party executing this Joinder Agreement and/or the other documents required to be delivered hereunder (provided that, in lieu of attaching such incumbency certificates, such certificate may include a representation that such Authorized Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the First Amendment Effective Date);

(ii)	a certificate executed by an Authorized Officer of the Borrower certifying (i) that no Event of Default exists on the Effective Date before or after giving effect to the transactions contemplated hereby, including the establishment of the Third Incremental Term Loan Commitments and the making of the Third Incremental Term Loans, (ii) that the aggregate amount of Third Incremental Term Loan Commitments being incurred on the Effective Date do not exceed the Maximum Incremental Facilities Amount as of such date, (iii) that after giving Pro Forma Effect to the incurrence of the Third Incremental Term Loans (and without netting any cash proceeds thereof), Holdings is in compliance with the financial covenants set forth in Section 10.7 and 10.8 of the Credit Agreement calculated as of the most recent period of four (4) consecutive fiscal quarters for which Section 9.1 Financial Statements have been delivered and (iv) as to the matters set forth in Section 6(d) of this Joinder Agreement;

(iii)	a solvency certificate certified by a senior authorized financial officer of the Borrower to the effect that after giving effect to the consummation of the transactions contemplated by this Joinder Agreement, including the incurrence of the Third Incremental Term Loans, the Borrower on a consolidated basis with its Restricted Subsidiaries is Solvent; and

(iv)	a Notice of Borrowing in accordance with Section 7.2 of the Credit Agreement completed and signed by an Authorized Officer of the Borrower.

(d)	The Lead Arranger (as defined below) and Third Incremental Term Loan Lender shall have received all fees and compensation and, to the extent invoiced at least three (3) Business Days prior to the Effective Date (except as reasonably agreed by the Borrower), such other amounts (including legal fees and expenses), in each case, due and payable on or prior to the Effective Date.

(e)	The Administrative Agent and the Third Incremental Term Loan Lender shall have received (i) all documentation and other information about the Credit Parties as shall have been reasonably requested in writing by the Administrative Agent or the Third Incremental Term Loan Lender at least ten calendar days prior to the Effective Date and as required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) and (ii) a beneficial ownership certificate to the extent required under, an in accordance with the requirements of, the Beneficial Ownership Regulation.

6.	Representations and Warranties. To induce the other parties hereto to enter into this Joinder Agreement, the Borrower and each Guarantor represents and warrants to each of the Lenders (including the Third Incremental Term Loan Lender) and the Administrative Agent, as of the Effective Date:

(a)	each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Joinder Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Joinder Agreement;

(b)	each Credit Party has duly executed and delivered this Joinder Agreement and this Joinder Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(c)	neither the execution, delivery or performance by any Credit Party of this Joinder Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by laws, articles or other organizational documents of such Credit Party or any of the Restricted Subsidiaries; and

(d)	the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties set forth in each other Credit Document are true and correct in all material respects on and as of the Effective Date, with the same force and effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to a given date or period, in which case such representations and warranties were true and correct in all material respects on an as of such date or period; provided that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects as of such respective dates.

7.	Recordation of the New Term Loans. Upon execution and delivery hereof and the funding of the Third Incremental Term Loans, the Administrative Agent will record the Third Incremental Term Loans made by the Third Incremental Term Loan Lender in the Register.

8.	Amendment, Modification and Waiver. This Joinder Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

9.	Entire Agreement. This Joinder Agreement, the Credit Agreement, the other Credit Documents and any fee letters or similar letter agreements entered into in connection with the transactions contemplated hereby shall constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

10.	GOVERNING LAW. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.	Severability. Any term or provision of this Joinder Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder Agreement or affecting the validity or enforceability of any of the terms or provisions of this Joinder Agreement in any other jurisdiction. If any provision of this Joinder Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

12.	Counterparts. This Joinder Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

13.	WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS JOINDER AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

14.	Credit Document. On and after the Effective Date, this Joinder Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents (it being understood that for the avoidance of doubt this Joinder Agreement may be amended or waived solely by the parties hereto as set forth in Section 10 above).

15.	Effect of Agreement. Except as expressly set forth herein, (i) this Joinder Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party (i) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of its Obligations and (ii) reaffirms its obligations under the Credit Documents to which it is party and the validity of the guarantees and Liens granted by it pursuant to the Guarantee and the Security Documents. Each Credit Party hereby confirms that each Credit Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Credit Party now or hereafter existing. From and after the Effective Date, (i) all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Joinder Agreement and (ii) all references to the “Initial Term Loans” in the Credit Agreement and any other Credit Document shall, unless the context otherwise requires, be deemed to include the Third Incremental Term Loans. Each of the Credit Parties hereby consents to this Joinder Agreement and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as modified hereby.

16.	Use of Proceeds. The proceeds of the Incremental Term Loan Facility will be used by the Borrower, on or after the Effective Date, together with cash on hand of the Borrower, to fund the Share Repurchase, to pay the fees and expenses incurred in connection with the transactions contemplated hereby and for general corporate purposes.

17.	Lead Arranger. The Borrower hereby appoints PNC Capital Markets LLC (the “Lead Arranger”) as the sole lead arranger and sole bookrunner for the Third Incremental Term Loan Facility. The Borrower agrees that the Lead Arranger shall have no obligations, duties or responsibilities under this Joinder Agreement or any other Credit Document but shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Joint Lead Arrangers and Bookrunners pursuant to Section 12 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first set forth above.

PRA HEALTH SCIENCES, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PHARMACEUTICAL RESEARCH ASSOCIATES, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PRA HOLDINGS, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PRA INTERNATIONAL, LLC

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

[Signature Page to Third Joinder Agreement]

NEXTRIALS, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PRA EARLY DEVELOPMENT RESEARCH, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

CRI NEWCO, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

CRI WORLDWIDE, LLC

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

LIFETREE CLINICAL RESEARCH, LC

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

[Signature Page to Third Joinder Agreement]

CRI INTERNATIONAL, LLC

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

CLINSTAR LLC

By: Pharmaceutical Research Associates, Inc., its managing member

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

[Signature Page to Third Joinder Agreement]

PHARMACEUTICAL RESEARCH ASSOCIATES CIS, LLC

By: Pharmaceutical Research Associates Eastern Europe, LLC, its managing member

By: ClinStar, LLC, its managing member

By: Pharmaceutical Research Associates, Inc., its managing member

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

RPS GLOBAL HOLDINGS, LLC

By: PRA Holdings, Inc., its managing member

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

RPS PARENT HOLDING LLC

By: RPS Global Holdings, LLC, its managing member

By: PRA Holdings, Inc., its managing member

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

[Signature Page to Third Joinder Agreement]

ROY RPS HOLDINGS LLC

By: RPS Parent Holding LLC, its managing member

By: RPS Global Holdings, LLC, its managing member

By: PRA Holdings, Inc., is managing member

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

RESEARCH PHARMACEUTICAL SERVICES, INC.

By:

/s/ Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
Name: Michael J. Bonello

[Signature Page to Third Joinder Agreement]

SYMPHONY HEALTH SOLUTIONS CORPORATION

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

SOURCE HEALTHCARE ANALYTICS, LLC

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PARALLEL 6, INC.

By:

/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

[Signature Page to Third Joinder Agreement]

PNC BANK, NATIONAL ASSOCIATION, as the Third Incremental Term Loan Lender

By:	/s/ Richard C. Brown
Name: Richard C. Brown
Title: Senior Vice President

[Signature Page to Third Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jordan Harris
Name: Jordan Harris
Title: Director

[Signature Page to Third Joinder Agreement]